                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Directors and Officers

Paul Hottinguer                   Rodolphe E. Hottinger
CHAIRMAN                          PRESIDENT
Eric R. Gabus+                    CHIEF EXECUTIVE OFFICER
VICE CHAIRMAN (NON OFFICER)       Rudolf Millisits
Paul R. Brenner, Esq.             SENIOR VICE PRESIDENT
DIRECTOR                          TREASURER
Alexandre de Takacsy              Philippe R. Comby, CFA
DIRECTOR                          VICE PRESIDENT
Claude Frey                       Edward J. Veilleux
DIRECTOR                          VICE PRESIDENT
Michael Kraynak, Jr.              SECRETARY
DIRECTOR                          Leslie K. Klenk
Claude Mosseri-Marlio*            ASSISTANT SECRETARY
DIRECTOR                          Frederick Skillin
Didier Pineau-Valencienne*        ASSISTANT TREASURER
DIRECTOR                          Sara M. Morris
Stephen K. West, Esq.             ASSISTANT TREASURER
DIRECTOR                          Peter R. Guarino, Esq.
Samuel B. Witt, Esq.**            CHIEF COMPLIANCE OFFICER
DIRECTOR
Baron Hottinger
DIRECTOR EMERITUS
-------------------------------------------------------------------------------
 *AUDIT COMMITTEE MEMBER           +GOVERNANCE/NOMINATING COMMITTEE CHAIRMAN
**AUDIT COMMITTEE CHAIRMAN

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Citigroup Fund Services, LLC

CUSTODIAN
Swiss American Securities Inc.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

THE INVESTMENT ADVISOR
The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Toronto, Geneva, Vienna, London, Sion, Lugano, and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
www.swz.com

THE FUND
The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

The Fund had a Morningstar overall rating of three stars as of September 30, 2005. Of course, past performance is no guarantee of future results. See the footnote on page 4 for more information.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday Edition of THE NEW YORK TIMES.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS

GLOBAL MARKET OVERVIEW
    Across the world, equity markets showed good progress during the quarter. Money has been flowing out of the United States into Japan, the emerging markets, and Europe. However, except for Brazil and Mexico, a stronger U.S. currency erased a large portion of the gains when expressed in dollar terms. Monetary policy was in fact a main driver of the dispersion of performance between the U.S. and the rest of the world. The other factors were the larger exposure that non-U.S. companies have to the global economy (especially for European and Swiss companies) and their relatively cheaper valuations. Those two drivers explain why the out-performance of the non-U.S. markets in local currencies was not completely lost after translation into U.S. dollars.

    The energy sector was again the star performer, pushed up at the end of the quarter by fears of disruption due to the wave of hurricanes hitting the Gulf of Mexico. The parabolic acceleration of oil prices just before "Katrina" has retraced.

SWISS MARKET CORPORATE NEWS
    As investors are hungry for yields and not too concerned about credit risk (the cycle has been benign so far), debt is cheap to issue. In addition, equities appear to be cheap based on the low level of prevailing interest rates. This situation continues to support a high level of merger and acquisition activity which has, for the most part, simultaneously rewarded both the acquirer and the acquired company with higher share prices.

    Aside from business combinations, primary market activities increased in Europe in the third quarter with a 10% increase in the number of initial public offerings ("IPOs"). The biggest primary market transaction in Switzerland this quarter was the IPO of Panalpina (freight shipping and supply chain management). Panalpina was 14 times oversubscribed and came to the market with an equity value of 2.2 billion Swiss francs. After the offerings of Basilea last year and Arpida in May of this year, the Swiss market became richer in healthcare companies with the first listing of Speedel. Speedel is a biotechnology company active in the cardio-vascular therapeutic area with world leadership in renin inhibition. After being forced to pull its IPO in May due to a pricing disagreement with its investment banks, the company listed some of its available shares (issued in previous private equity financing deals) in September on the SWX Swiss Exchange main segment. The healthcare sector (including medical technology) makes up 35% of the Swiss Performance Index
(SPI). For comparison, the Standard & Poors 500 Index has about 12% exposure to the sector.

    The Swiss private banking landscape is going through an interesting period of transformation. Higher fixed costs and the limited growth of the offshore market have created the need for consolidation. A rather favorable capital market performance has facilitated deal making by pushing up valuations. After agreeing to acquire Julius Baer Holdings AG's (Julius Baer) wealth management operations in North America on December 4,

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                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS (CONTINUED)

2004, UBS AG announced the sale of its three private banks (Banco di Lugano, Ehinger & Armand von Ernst and Ferrier Lullin) and its asset management unit, GAM, to Julius Baer on September 5, 2005. The price paid by Julius Baer was at the high end of the valuation spectrum for private banks. However, it will provide for much needed scale and should create a sizable amount of synergies.

    Also in the news was Chiron's refusal of a Novartis AG proposal to purchase the part of the company it did not yet own. Overall interest in the vaccine business is growing again and Chiron's economics could improve due to the increasing need society has for its products.

SWISS ECONOMIC NOTES
    At its quarterly assessment, the Swiss National Bank (SNB) decided once again to leave the target range for the three-month LIBOR rate unchanged at 0.25%-1.25%. It intends to keep the rate in the middle of the target range at around 0.75%, for the time being.

    The Consumer Price Index has doubled since June 2005 (from 0.7% to 1.4%) which was significant but expected due to the impressive rise in oil prices. The SNB, in its latest quarterly bulletin, stated that as long as long-term inflation expectations remain "well-anchored", central banks do not need to react as strongly to rising oil prices as they did in the past since its impact on inflation has become faster but less pronounced.

    In the second quarter of 2005, real Gross Domestic Product (GDP) was up 1.1% over the prior quarter as well as over the same quarter the prior year. This is a positive development, especially given the surge in oil prices. According to the KOF (Konjunkturforschungstelle) economic barometer, which indicates the development of year-to-year growth, activity bottomed in April 2005 and has been on an uptrend since then. The KOF barometer forecasts an acceleration of GDP growth in the fourth quarter.

    The seasonally-adjusted unemployment rate remained unchanged at 3.8%.

    The yield on the 10-year bond reached a record low level on September 14, 2005 at 1.793%. It ended the quarter higher, however, at 1.919%.

SWISS MARKET REVIEW AND FUND PERFORMANCE
    The Swiss market is one of the best performing markets this year in U.S. dollar terms, even though the dollar has appreciated close to 14% against the Swiss franc. This is true, especially when compared to the other continental European markets. The SPI has increased by 24.48% in local currency. Given the ongoing increase in interest rates in the U.S., and attractive valuations in Europe, foreign investors' money continued to flow into Switzerland.

    The Fund's net asset value increased by 22.42% in local currency. The appreciation of the U.S. dollar, however, reduced that return

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS (CONTINUED)

to 7.97% in dollar terms. This quarter, especially in September, the strong performance of the food & beverage sector negatively impacted the Fund's performance relative to the SPI, as it is underweighted in Nestle AG (+30.59% year-to-date). The Fund is more diversified than the SPI, which has 65% of its value in the four largest companies.

    Articles in the U.S. financial press have, on several occasions, mentioned Swiss companies as favorable investments due to their operational strength and their low valuations relative to other international investments. One of the latest examples was Nestle AG. Obviously this has helped stock prices, and it shows the convergence of valuations across markets at work.

    At the moment, Novartis AG, Nestle AG, Roche Holding AG (Roche) and UBS AG are the very best in their respective industries and, based on their current structure or products, their strong competitive advantages appear to be lasting. Roche, for example, continued its good performance (+39.58% year-to-date) riding on the strength of its oncology portfolio (57% participation in Genentech) and of its diagnostic business. Moreover, Roche is benefiting from increasing sales of Tamiflu, the anti-viral agent developed by Gilead Science, with which it has a marketing agreement. Tamiflu has been shown to be effective in reducing the symptoms of the avian flu.

    As of September 30, 2005, the Fund had a rating of three Stars from Morningstar*.

CURRENCIES
    On July 21, 2005, China's central bank announced that it was revaluing the yuan to 8.11 to the dollar and would immediately begin to peg its currency to a basket of currencies that will include the dollar. One of the possible impacts of the revaluation was a potential increase in U.S. Treasury yields caused by a reduction in the U.S. Treasury holdings of Asian countries. The yield on 10-year bonds, however, remained relatively stable. The U.S. dollar declined on the news that day but recovered later in the quarter. In fact it strengthened against the Japanese yen as the outflow of domestic funds from Japanese bonds outweighed the foreign inflow into Japanese stocks.

    The Swiss franc was 2% weaker against the U.S. dollar for the quarter and almost unchanged against the euro. It appears that interest rate differential is the main driver for international inflow into the U.S. currency for now. In that sense the dollar benefits from the perception that the Federal Reserve Bank is in a bigger hurry to raise interest rates than are the central banks of the European Union or Switzerland. The dollar needs a return

*Morningstar is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance and may change monthly. Its ratings of one
(low) and five (high) stars are based on a fund's three- and five-year average annual total returns with fee adjustments, and a risk factor that reflects fund performance relative to three-month Treasury Bill monthly returns. Only 33% of the funds in an investment category may receive four or five stars. As of September 30, 2005, there were 9 funds in the Fund's asset category rated by Morningstar.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS (CONTINUED)

premium to continue to attract savings from the rest of the world. The depth and the liquidity of the U.S. capital market alone are not sufficient to keep the currency stable. As long as this risk premium is maintained, the dollar is supported. However, if the other central banks, particularly the European Central Bank (ECB), decide to raise interest rates as well, it is reasonable to expect a renewed weakening of the U.S. dollar.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS (CONTINUED)

--------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS/1/
--------------------------------------------------------------------------------------------------------------------
                                   YTD AS         TOTAL RETURN AS OF YEAR ENDED DECEMBER 31,           CUMULATIVE
                                     OF    --------------------------------------------------------   PERFORMANCE
                                   9/30/05 2004   2003   2002    2001    2000   1999   1998   1997  12/31/96-9/30/05
---------------------------------- ------- ----- ------ ------- ------- ------ ------ ------ ------ ----------------
SWISS HELVETIA FUND                22.42%  7.75% 22.54% -20.40% -22.91% 14.06% 14.70% 15.57% 53.99%     130.94%
Swiss Performance Index (SPI)      24.48%  6.89% 22.06% -25.95% -22.03% 11.91% 11.69% 15.36% 55.19%     109.83%
Swiss Market Index (SMI)           21.18%  3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28% 58.93%      75.00%
Switzerland iShares/2 /(Formerly
 called Webs Switzerland)          21.61%  6.34% 19.14% -26.23% -23.12%  7.75% 12.22% 11.74% 47.79%      74.48%
CS Equity Swiss Blue Chips/3,7/    21.30%  2.75% 18.13% -28.75% -22.12% 10.97%  7.57% 14.21% 59.90%      78.10%
UBS (CH) Equity Fund/4,7/          22.74%  5.00% 18.14% -26.02% -22.04%  7.42%  6.43% 12.75% 55.94%      76.52%
Pictet (CH) -- Swiss Equities/5,7/ 25.42%  7.05% 20.10% -27.93% -22.35%  7.34%  9.38% 11.05% 55.65%      83.13%
Saraswiss (Bank Sarasin)/6,7/      22.18%  2.93% 19.64% -28.51% -24.45%  9.72%  7.10% 14.41% 53.57%      67.78%

/1/ PERFORMANCE OF FUNDS IS BASED ON CHANGES IN THE FUND'S NAV OVER A SPECIFIED PERIOD. IN EACH CASE TOTAL RETURN IS CALCULATED ASSUMING
REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN SWITZERLAND ISHARES, ARE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE AND DESCRIPTIVE INFORMATION ABOUT THE FUNDS ARE DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES, WHICH ARE SUBJECT TO CHANGE.
/2/ SWITZERLAND ISHARES ARE TRADED ON THE NEW YORK STOCK EXCHANGE AND INVEST IN MOST OF THE SAME STOCKS LISTED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL SWITZERLAND INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL OF SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF ISHARES IS CALCULATED BASED UPON THE CLOSING PRICES OF THE PERIOD INDICATED USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF NOON EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 =
1.67, 12/31/02 = 1.39, 12/31/03 = 1.24 AND 12/31/04 = 1.14, 09/30/05 = 1.29.
/3/ THIS FUND INVESTS IN EQUITIES ISSUED BY LEADING SWISS COMPANIES. STOCK SELECTION IS BASED ON ECONOMIC, SECTOR AND COMPANY ANALYSES. PREFERENCE IS GIVEN TO LARGE-CAP COMPANIES.
/4/ THIS FUND INVESTS PRIMARILY IN MAJOR SWISS COMPANIES. QUALITY CRITERIA USED FOR DETERMINING RELATIVE WEIGHTINGS OF COMPANIES INCLUDE: STRATEGIC ORIENTATION, STRENGTH OF MARKET POSITION, QUALITY OF MANAGEMENT, SOUNDNESS OF EARNINGS, GROWTH POTENTIAL AND POTENTIAL FOR IMPROVING SHAREHOLDER VALUE. THE INVESTMENT OBJECTIVE SEEKS TO PROVIDE RESULTS THAT ARE ALIGNED WITH THE SPI PERFORMANCE.
/5/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES LISTED ON THE SWISS STOCK EXCHANGE (SWX) AND INCLUDED IN THE SPI, MAINLY IN BLUE CHIP STOCKS.
/6/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES. IT WEIGHTS INDIVIDUAL SECTORS RELATIVE TO THE SPI ON THE BASIS OF THEIR EXPECTED RELATIVE PERFORMANCE. IT FOCUSES ON LIQUID BLUE-CHIP STOCKS.
/7 /THESE FUNDS ARE NOT AVAILABLE FOR U.S. RESIDENTS OR CITIZENS.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS (CONTINUED)

           ----------------------------------------------------------
                                                      PERIOD ENDED
                                                   SEPTEMBER 30, 2005
           ----------------------------------------------------------
           PERFORMANCE IN SWISS FRANCS
           Swiss Performance Index (SPI)                 24.48%
           Swiss Helvetia Fund
            Based on Net Asset Value                     22.42%
           CHANGE IN U.S. DOLLAR VS. SWISS FRANC         13.38%
           SWISS HELVETIA FUND PERFORMANCE IN U.S.
            DOLLARS
            Based on Net Asset Value                      7.97%
            Based on Market Price                         1.95%
           S & P 500 Index                                2.77%
           MSCI EAFE Index                                9.08%
           Lipper European Fund Index (10 Largest)        8.98%
           Lipper European Fund Universe Average          9.72%

OUTLOOK / STRATEGY
    Until now, Swiss companies have benefited from stronger than average exposure to the global economy, favorable valuation and a benign interest rate environment in Europe. Therefore, they have not experienced the price earnings multiple compression that has prevailed in the United States. Going forward, a sizable element of risk will be the potential change in the monetary policy of the ECB, which could act out of concern for energy price-induced inflation. However, if the European economy picks up speed and creates a reaction from the ECB, interest rates would have a lot of room to move up and it would take a while before they reached a neutral level.

    With the U.S. entering a less favorable period in terms of growth (need for fiscal restraint and higher rates), reflecting negatively on the global economy, Switzerland, with its exposure to defensive sectors such as food and healthcare and quasi-defensive sectors such as insurance (with its lower investment exposure to the equity markets and its underwriting pricing discipline) should fare well.

STOCK REPURCHASE PROGRAM
    Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. The Board has increased its authorization for open-market repurchases under the Fund's 2005 stock repurchase program from 250,000 shares to 500,000 shares of its common stock during 2005.

Sincerely,
/s/ Paul Hottinguer
Paul Hottinguer
CHAIRMAN

/s/ Rodolphe Hottinger
Rodolphe Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

September 30, 2005

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
           SCHEDULE OF INVESTMENTS (UNAUDITED)     SEPTEMBER 30, 2005

                                                                Percent
         No. of                                                 of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------
         COMMON STOCKS -- 98.90%

         BANKS -- 15.69%

           2,143 BANK SARASIN & CIE AG
                 REGISTERED SHARES                 $  4,820,400   1.11%
                 Offers private banking, asset
                 management, investment advice,
                 and institutional banking
                 services.
                 (Cost $4,832,790)

         428,000 CREDIT SUISSE GROUP/2/
                 REGISTERED SHARES                   19,022,222   4.39%
                 A global diversified financial
                 service company with large
                 activity in private banking,
                 investment banking, asset
                 management and insurance
                 service.
                 (Cost $14,071,733)

          21,851 ST. GALLER KANTONALBANK
                 REGISTERED SHARES                    6,999,777   1.62%
                 A Swiss regional bank that offers
                 retail, commercial, private and
                 institutional banking. It also
                 provides asset management and
                 financial planning services.
                 (Cost $4,930,366)

         435,000 UBS AG/2/
                 REGISTERED SHARES                   37,114,602   8.57%
                 A global diversified financial
                 service company with large
                 activity in private banking,
                 investment banking, and asset
                 management.
                 (Cost $7,578,949)
                                                   ------------  -----
                                                     67,957,001  15.69%

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------
        BASIC RESOURCES -- 1.81%

         61,136 PRECIOUS WOODS HOLDING AG/1/
                BEARER SHARES                       $ 5,500,699  1.27%
                Through subsidiaries, manages
                tropical forests using ecologically
                sustainable forest management
                methods. Harvests tropical trees
                and processes them into lumber.
                (Cost $5,609,158)

         71,000 SWISS STEEL AG
                REGISTERED SHARES                     2,332,247  0.54%
                Manufactures industrial and
                construction steel.
                (Cost $2,180,101)
                                                   ------------  ----
                                                      7,832,946  1.81%

        BIOTECHNOLOGY -- 2.81%

         73,281 ACTELION LTD./1/
                REGISTERED SHARES                     7,929,183  1.83%
                Pharmaceutical company that
                develops and markets synthetic
                small-molecule drugs against
                diseases related to the
                endothelium.
                (Cost $4,675,382)

        408,111 BERNA BIOTECH AG/1/
                REGISTERED SHARES                     3,893,555  0.90%
                Develops and produces viral and
                bacterial vaccines for influenza,
                hepatitis, travel and general
                immunization.
                (Cost $3,212,899)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
           SCHEDULE OF INVESTMENTS (UNAUDITED)     SEPTEMBER 30, 2005
           (CONTINUED)

                                                                Percent
         No. of                                                 of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         BIOTECHNOLOGY -- (CONTINUED)

          12,273 CYTOS BIOTECHNOLOGY AG/1/
                 REGISTERED SHARES                 $    364,120  0.08%
                 Develops and produces
                 biopharmaceuticals. Produces
                 vaccines that immunize the
                 patient against disease-related
                 proteins. This instructs the
                 immune system to produce
                 antibodies to reverse or prevent
                 disease progression.
                 (Cost $439,327)
                                                   ------------  ----
                                                     12,186,858  2.81%

         CHEMICALS -- 4.40%

          50,000 LONZA GROUP AG
                 REGISTERED SHARES                    2,962,963  0.68%
                 The leading supplier of active
                 chemical ingredients,
                 intermediaries, and
                 biotechnology solutions to the
                 pharmaceutical and agrochemical
                 industries.
                 (Cost $3,131,916)

           2,924 SIKA AG
                 BEARER SHARES                        2,236,233  0.52%
                 Leading producer of construction
                 chemicals.
                 (Cost $653,545)

         131,931 SYNGENTA AG/2/
                 REGISTERED SHARES                   13,865,930  3.20%
                 Produces herbicides, insecticides
                 and fungicides, and seeds for
                 field crops, vegetables, and
                 flowers.
                 (Cost $7,768,263)
                                                   ------------  ----
                                                     19,065,126  4.40%

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------
        CONSTRUCTION -- 2.08%

         14,777 AFG ARBONIA-FORSTER HOLDING AG
                BEARER SHARES                       $ 4,263,753  0.98%
                Manufactures kitchen appliances
                and offers a wide range of
                services. Produces heating
                appliances, steel tubes,
                refrigerators and kitchen fittings.
                (Cost $4,317,395)

         71,143 HOLCIM LTD.
                REGISTERED SHARES                     4,742,867  1.10%
                Produces and markets various
                building materials, in addition to
                providing consulting and
                engineering services in all areas
                of the cement manufacturing
                process.
                (Cost $3,001,966)
                                                   ------------  ----
                                                      9,006,620  2.08%

        CYCLICAL GOODS & SERVICES -- 3.84%

        315,000 COMPAGNIE FINANCIERE
                RICHEMONT AG, CLASS A/2/
                BEARER SHARES                        12,521,815  2.89%
                Manufactures and retails luxury
                goods through subsidiaries.
                Produces jewelry, watches,
                leather goods, writing
                instruments, and mens' and
                womens' wear.
                (Cost $10,534,476)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
           SCHEDULE OF INVESTMENTS (UNAUDITED)     SEPTEMBER 30, 2005
           (CONTINUED)

                                                               Percent
         No. of                                                of Net
         Shares             Security                 Value     Assets
         -------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         CYCLICAL GOODS & SERVICES -- (CONTINUED)

         29,800 SWATCH GROUP AG
                BEARER SHARES                      $  4,121,264  0.95%
                Manufactures finished watches,
                movements and components.
                Produces components necessary
                to its eighteen watch brand
                companies. Also operates retail
                boutiques.
                (Cost $4,043,965)
                                                   ------------  ----
                                                     16,643,079  3.84%

         FINANCIAL SERVICES -- 0.23%

         15,000 OZ HOLDING AG
                BEARER SHARES                           977,312  0.23%
                Provides brokerage and banking
                services, specializing in futures
                and options.
                (Cost $987,525)
                                                   ------------  ----
                                                        977,312  0.23%

         FOOD & BEVERAGES -- 15.18%

         13,183 EMMI AG
                REGISTERED SHARES                     1,205,566  0.28%
                Swiss producer of dairy
                products. Also produces a variety
                of fruit juices and iced tea.
                (Cost $1,287,208)

            300 LINDT & SPRUNGLI AG
                REGISTERED SHARES                     4,979,639  1.15%
                Major manufacturer of premium
                Swiss chocolates.
                (Cost $1,196,399)

                                                                  Percent
        No. of                                                    of Net
        Shares                Security                  Value     Assets
       ------------------------------------------------------------------
       FOOD & BEVERAGES -- (CONTINUED)

         202,500 NESTLE AG/2/
                 REGISTERED SHARES                 $ 59,528,796  13.75%
                 Largest food and beverage
                 processing company in the
                 world.
                 (Cost $12,107,256)
                                                   ------------  -----
                                                     65,714,001  15.18%

       INDUSTRIAL GOODS & SERVICES -- 8.73%

       1,364,000 ABB LTD./1/
                 REGISTERED SHARES                   10,008,486   2.31%
                 The holding company for ABB
                 Group which is one of the largest
                 electrical engineering firms in the
                 world.
                 (Cost $9,340,872)

           2,055 BELIMO HOLDING AG
                 REGISTERED SHARES                    1,291,100   0.30%
                 World market leader in damper
                 and volume control actuators for
                 ventilation and air-conditioning
                 equipment.
                 (Cost $433,588)

          53,914 BOBST GROUP AG
                 REGISTERED SHARES                    2,329,269   0.54%
                 Manufactures printing presses,
                 packaging producing machinery,
                 and machines to produce and
                 print flexible packaging materials.
                 (Cost $2,361,485)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
           SCHEDULE OF INVESTMENTS (UNAUDITED)     SEPTEMBER 30, 2005
           (CONTINUED)

                                                                Percent
        No. of                                                  of Net
        Shares              Security                  Value     Assets
        ---------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        INDUSTRIAL GOODS & SERVICES -- (CONTINUED)

        25,240 INFICON HOLDING AG/1/
               REGISTERED SHARES                   $  3,582,641  0.83%
               Manufactures and markets
               vacuum instruments used to
               monitor and control production
               processes. Manufactures on-site
               chemical detection and
               monitoring system.
               (Cost $2,422,749)

           950 KABA HOLDINGS AG
               BEARER SHARES                            249,060  0.06%
               Provides mechanical and
               electronic security systems.
               (Cost $170,930)

        27,418 KUEHNE & NAGEL INTERNATIONAL AG
               REGISTERED SHARES                      6,805,321  1.57%
               Operates sea freight, land and rail
               transportation businesses and
               warehousing and distribution
               facilities.
               (Cost $1,388,318)

         6,398 SGS SOCIETE GENERALE DE
               SURVEILLANCE HOLDING SA
               REGISTERED SHARES                      4,955,131  1.14%
               Provides a variety of industrial
               inspection, analysis, testing and
               verification services worldwide.
               (Cost $1,657,511)

                                                                  Percent
          No. of                                                  of Net
          Shares               Security                 Value     Assets
          ---------------------------------------------------------------
          INDUSTRIAL GOODS & SERVICES -- (CONTINUED)

            3,496   SIG HOLDING AG
                    REGISTERED SHARES              $    894,168  0.21%
                    Manufactures packaging
                    machinery through subsidiaries.
                    Produces beverage bottling
                    machines, beverage cartons, and
                    filling machines.
                    (Cost $697,041)

           11,216   SULZER AG
                    REGISTERED SHARES                 5,706,958  1.32%
                    Manufactures and sells surface
                    coatings, pumps, process
                    engineering equipment, and fuel
                    cells.
                    (Cost $3,694,119)

          900,000   SWISSLOG HOLDING AG/1/
                    REGISTERED SHARES                   893,543  0.21%
                    Offers consulting, financing,
                    general contracting, software,
                    and outsourcing services for
                    warehouses and distribution
                    centers.
                    (Cost $910,942)

          615,035   VON ROLL HOLDING AG/1/
                    BEARER SHARES                     1,054,278  0.24%
                    Manufactures insulation and
                    composite materials and offers
                    waste treatment services.
                    (Cost $904,319)
                                                   ------------  ----
                                                     37,769,955  8.73%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
           SCHEDULE OF INVESTMENTS (UNAUDITED)     SEPTEMBER 30, 2005
           (CONTINUED)

                                                                   Percent
       No. of                                                      of Net
       Shares                 Security                   Value     Assets
      --------------------------------------------------------------------
      COMMON STOCKS -- (CONTINUED)

      INSURANCE -- 5.65%

        197,088 SWISS REINSURANCE COMPANY/2/
                REGISTERED SHARES                  $ 12,993,973   3.00%
                One of the leading global
                reinsurers.
                (Cost $12,487,648)

         67,100 ZURICH FINANCIAL SERVICES AG
                REGISTERED SHARES                    11,476,091   2.65%
                Offers property, accident, health,
                automobile, liability, financial risk
                and life insurance and retirement
                products.
                (Cost $11,508,602)
                                                   ------------  -----
                                                     24,470,064   5.65%

      MEDICAL TECHNOLOGY -- 0.17%

         16,867 PHONAK HOLDING AG
                REGISTERED SHARES                       725,441   0.17%
                Designs and produces wireless
                analog and digital hearing aids,
                transmitters, remote controls,
                microphones and receivers for
                use in wireless communications
                within broadcasting and sports.
                (Cost $143,401)
                                                   ------------  -----
                                                        725,441   0.17%

      PHARMACEUTICALS -- 27.04%

      1,149,000 NOVARTIS AG/2/
                REGISTERED SHARES                    58,508,319  13.51%
                One of the leading manufacturers
                of pharmaceutical and nutrition
                products.
                (Cost $13,461,235)

                                                                Percent
        No. of                                                  of Net
        Shares               Security                 Value     Assets
        ---------------------------------------------------------------
        PHARMACEUTICALS -- (CONTINUED)

        420,000 ROCHE HOLDING AG/2/
                DIVIDEND RIGHTS CERTIFICATES       $ 58,573,589  13.53%
                Worldwide pharmaceutical
                company.
                (Cost $8,467,363)
                                                   ------------  -----
                                                    117,081,908  27.04%

        RETAILERS -- 1.41%

         24,767 GALENICA HOLDING AG
                REGISTERED SHARES                     4,975,492   1.15%
                Manufactures and distributes
                prescription and over-the-
                counter drugs, toiletries and
                hygiene products.
                (Cost $3,088,902)

            800 JELMOLI HOLDING AG
                BEARER SHARES                         1,135,544   0.26%
                Owns and operates department
                and retail stores and provides
                mail-order catalog and real estate
                leasing services.
                (Cost $1,200,963)
                                                   ------------  -----
                                                      6,111,036   1.41%

        TECHNOLOGY -- 4.33%

         13,000 ADVANCED DIGITAL BROADCAST
                HOLDING/1/
                REGISTERED SHARES                       946,830   0.22%
                Develops equipment and systems
                to view and interact with digital
                TV broadcast through cable,
                satellite, and telecommunication
                networks.
                (Cost $808,958)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
           SCHEDULE OF INVESTMENTS (UNAUDITED)     SEPTEMBER 30, 2005
           (CONTINUED)

                                                                Percent
         No. of                                                 of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         TECHNOLOGY -- (CONTINUED)

         110,000 KUDELSKI SA
                 BEARER SHARES                     $  4,355,633  1.01%
                 Designs and manufactures
                 conditional access systems for
                 TV operators.
                 (Cost $3,942,851)

         330,898 LOGITECH INTERNATIONAL SA/1, 2/
                 REGISTERED SHARES                   13,436,114  3.10%
                 Manufactures personal computer
                 input devices, as well as
                 producing trackballs, desktop
                 publishing programs and related
                 software.
                 (Cost $5,457,895)
                                                   ------------  ----
                                                     18,738,577  4.33%

         UTILITY SUPPLIERS -- 5.53%

             235 AARE-TESSIN AG FUR ELEKTRIZITAET
                 REGISTERED SHARES                      355,439  0.08%
                 Generates, transmits, and
                 distributes electricity in
                 Switzerland and neighboring
                 countries.
                 (Cost $403,888)

         204,450 BKW FMB ENERGIE AG/2/
                 REGISTERED SHARES                   14,747,993  3.41%
                 Generates and distributes
                 electricity. Produces electricity
                 using nuclear, hydroelectric,
                 solar, biomass and wind energy.
                 (Cost $10,934,886)

                                                                Percent
        No. of                                                  of Net
        Shares              Security                  Value     Assets
        ---------------------------------------------------------------
        UTILITY SUPPLIERS -- (CONTINUED)

         7,000 CENTRALSCHWEIZERISCHE
               KRAFTWERKE
               BEARER SHARES                       $  1,281,365   0.30%
               Supplies electric power, operates
               and maintains distribution
               network facilities, constructs and
               installs equipment, and offers
               consulting services to its clients.
               (Cost $1,161,341)

        12,273 ELEKTRIZITAETS-GESELLSCHAFT
               LAUFENBURG AG
               REGISTERED SHARES                      7,520,396   1.74%
               Generates and sells electricity.
               Operates nuclear and
               hydroelectric generating plants.
               Sells excess power throughout
               Europe.
               (Cost $8,692,117)
                                                   ------------ ------
                                                     23,905,193   5.53%

               TOTAL COMMON STOCKS
               (Cost $202,302,543)*                $428,185,117  98.90%
               OTHER ASSETS LESS LIABILITIES          4,760,327   1.10%
                                                   ------------ ------
               NET ASSETS                          $432,945,444 100.00%
                                                   ============ ======

--------------------------------------------------------------------------------
/1/NON-INCOME PRODUCING SECURITY.
/2/ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
*COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR
 FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

                   GROSS UNREALIZED APPRECIATION   $227,760,797
                   GROSS UNREALIZED DEPRECIATION    (1,878,223)
                                                   ------------
                   NET UNREALIZED APPRECIATION     $225,882,574
                                                   ============

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)

THE PLAN
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

   . Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.
   . You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
   . Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
   . You may terminate participation in the Plan at any time.

    The following are answers to frequently asked questions about the Plan.

HOW DO I ENROLL IN THE PLAN?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

HOW DOES THE PLAN WORK?
The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

   . If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
   . If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than but within 95% of the market price
     (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market price increases to a level above the net asset val-

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONCLUDED)

ue, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

WILL THE ENTIRE AMOUNT OF MY DISTRIBUTION OR DIVIDEND BE REINVESTED?
The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

HOW CAN I SELL MY SHARES?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

DOES PARTICIPATION IN THE PLAN CHANGE THE TAX STATUS OF MY DISTRIBUTIONS OR DIVIDENDS?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

CAN I GET CERTIFICATES FOR THE SHARES IN THE PLAN?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

IS THERE ANY CHARGE TO PARTICIPATE IN THE PLAN?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

HOW CAN I DISCONTINUE MY PARTICIPATION IN THE PLAN?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

WHERE CAN I DIRECT MY QUESTIONS AND CORRESPONDENCE?
Contact your broker, or contact AST as follows:

   By mail:
     American Stock Transfer & Trust Company
     PO Box 922
     Wall Street Station
     New York, NY 10269-0560

   Through the Internet:
     www.amstock.com

   Through AST's automated voice response system:
     1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

                            A SWISS                        THE SWISS
                          INVESTMENTS                 -------------------
                              FUND                         HELVETIA
                                                      -------------------
                                                           FUND, INC.
                                                      -------------------
                                                          www.swz.com








        THE SWISS HELVETIA FUND, INC.
              EXECUTIVE OFFICES
        The Swiss Helvetia Fund, Inc.
         1270 Avenue of the Americas                    QUARTERLY REPORT
                  Suite 400                             FOR THE
             New York, NY 10020                         PERIOD ENDED
               1-888-SWISS-00                           SEPTEMBER 30, 2005
               (212) 332-2760
                 www.swz.com